CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of NT Holding Corp. (the “Company”) on Form 10-QSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Lew, Chief Executive Officer and Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of NT Holding Corp.

Dated: November 19, 2005

NT HOLDING CORP.

By:	/s/ Chun Ka Tsun Chun Ka Tsun Chief Executive Officer